Exhibit 10.5

391 - 20230401 x0475 Your Application for Financing is Approved Finance Agreement 2804923 Prepared On October 23, 2024 Prepared For WS WEST LLC 426 E 58TH ST UNIT B LOS ANGELES, CA 90011 Financing Provided By Regions Bank d/b/a Ascentium Capital 23970 HWY 59 N Kingwood TX 77339 Enclosed is your Finance agreement. The below instructions will help you complete your documents: x Follow the DocuSign instructions for electronically executing and returning your finance documents x Provide a copy of a voided business check by Email to VSR@AscentiumCapital.com or by Fax to 1 - 866 - 846 - 3680. Please Complete Signor Information for ALEXANDRA HOFFMAN Home Phone: 310 - 256 - 5703 Cell Phone: alex@plantx.com Email: Federal Tax ID: 426 E 58TH ST UNIT B, LOS ANGELES, CA 90011 Equipment Location: Updated address: (Please update if incorrect) INVOICE AMOUNT INVOICE DETAILS Advanced Payment Amount $0.00 Processing Fee(s) $395.00 Less Money Received $0.00 $395.00 TOTAL AMOUNT DUE AT SIGNING Ascentium Capital greatly appreciates your business. If you have any questions, please contact me. Fred Fial Phone: 281.921.3883 Email: FredFial@AscentiumCapital.com. Docusign Envelope ID: 9F0905CE - 9F0B - 44B5 - 901E - 2B03D01B934A THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

EQUIPMENT FINANCE AGREEMENT Agreement No. 2804923 Docusign Envelope ID: 9F0905CE - 9F0B - 44B5 - 901E - 2B03D01B934A DEBTOR (“you” or “your”): ADDRESS WS WEST LLC 426 E 58TH ST UNIT B LOS ANGELES CA 90011 FINANCED AMOUNT : $31,150.00 PAYMENT SCHEDULE: 60 @ $742.11 INTEREST: Payments include interest at 15.06% per annum on the unpaid Financed Amount calculated based on a year consisting of 12 months of 30 days each. COLLATERAL: Items of equipment, inventory and personal property related thereto as generally described herein which Lender and Debtor agree that a more detailed description of the property being financed shall be maintained by us among our books and records in whatever more detailed description of the property financed is received from the supplier of such property (the “Supplier”) and, absent manifest error, such detailed description shall be considered incorporated into this Equipment Finance Agreement (“EFA”) and shall be provided to Debtor promptly upon request. Personal Property Description: Unused Vincent Corporation Model: CP - 12 Screw Press insurance will be for our sole benefit and not for your benefit, and your monthly payment pursuant to this EFA shall include a charge equal to (A) our premium expense for such insurance, which may be higher than the premium you would pay if you placed such insurance independently, plus (B) an annualized finance charge not to exceed 15 % on our premium plus (C) fees for billing and other administrative services with respect to such insurance not to exceed $ 7 . 00 per month . Default and Remedies . If any one of the following occurs with respect to you or any guarantor, you will be in default : (i) you fail to pay any amount under this EFA when due, (ii) you cease doing business, admit your inability to pay your debts, or you file or have filed against you a petition under the Bankruptcy Code, (iii) you breach any other obligation contained in this EFA or any related document or (iv) you merge, consolidate with, or sell all or substantially all of your assets or a majority of your ownership interests to any third party . Upon your default, we may do any or all of the following : (a) terminate this EFA, (b) take possession of the Collateral ; you irrevocably waive any security required of us if we take possession of the Collateral and require you to deliver it to us at your expense to a location designated by us, (c) declare all sums due and to become due hereunder immediately due and payable, with all future Payments discounted to their present value at 3 % per annum as calculated by us, (d) sell, dispose of, hold, or lease the Collateral, (e) direct Supplier to terminate your access to all software, services and support relating to the Collateral, without liability to us or Supplier, and/or (f) exercise any other right or remedy available under applicable law . You shall reimburse us for all costs we incur in enforcing and defending our rights and interests hereunder including our attorneys’ fees and costs to repossess, repair, store and remarket the Collateral . A waiver of default is not a waiver of any other or subsequent default . General . Lender is an FDIC - insured institution with its main office in Alabama . This EFA is governed by applicable Federal Law and the laws of Alabama with respect to interest and matters that are material to the determination of interest . This EFA is otherwise governed by the laws of Alabama, excluding conflicts of law principles . If any amount charged, collected or due exceeds the maximum amount permitted by applicable law, Lender shall make necessary adjustments to eliminate the excess . You consent to the non - exclusive jurisdiction of courts located in Jefferson County, Alabama in any action relating to this EFA . You waive any objection based on improper venue and waive any right to a jury trial . In some cases, we may receive a discount from Supplier to reduce your interest rate below what we would otherwise charge . Any such discount reduces your Payments due to a lower interest rate but does not reduce the Financed Amount . Time is of the essence with respect to your obligations under this Agreement . All of our rights and the indemnities in our favor under this EFA shall survive its termination . You agree to pay us interest on all past due amounts at the lower of 1 . 5 % per month or the highest rate allowed by law . You shall not assign or otherwise transfer this EFA or any of your obligations hereunder . We may assign this EFA, in whole or in part, without notice to you or your consent . You agree that our assignee will have the same rights and benefits that we have now under this EFA, but none of our obligations . All indemnities survive expiration or termination of this EFA . This EFA sets forth the entire understanding of the parties with respect to its subject matter and may only be amended in a writing executed by the party against whom enforcement is sought . You agree, however, that we are authorized, without notice to you, to supply missing information or correct any misspellings or obvious errors in this EFA . You represent and warrant to us that the person executing this EFA on your behalf is authorized to do so . All fees, including fees and finance charges in connection with any insurance we obtain for our benefit on the Collateral under this EFA, may not only cover our costs but may include a profit . If Debtor constitutes more than one person, the liability of each shall be joint and several . Any notice given hereunder shall be in writing and, if delivered by mail, deemed given two business days after deposit with the US Postal Service, first class postage prepaid, addressed to Debtor at its address set forth above or to Lender at 23970 HWY 59 N, Kingwood, TX 77339 - 1535 , or such other address given to the sender by written notice . You agree that by providing us with an email address or phone number for a cellular or wireless device, you expressly consent to receiving notices and other communications including voice and text messages from us at that number or email address, and this express consent applies to each such email address or phone number that you provide to us now or in the future . This EFA may be executed in counterparts which together shall be the same instrument . You agree this EFA may be signed and delivered electronically . A copy of this EFA shall be deemed an original for all purposes except only the copy of this EFA marked as the “sole original” or similar language by us or our designee is the tangible chattel paper original of this EFA under the UCC . Lender may acknowledge its acceptance of this EFA in a subsequent communication signed by Lender . Loan . Regions Bank, an Alabama banking corporation, d/b/a Ascentium Capital (“Lender”, “we”, “us” or “our”) agrees to lend to you and you agree to borrow from us the Financed Amount set forth above for the financing of the Collateral and any shipping, installation, training, taxes, fees and other soft costs that we have approved for financing under this EFA (together, the “Soft Costs”) . You irrevocably instruct us to pay the Supplier on your behalf, which payment is the funding of our loan to you . The Financed Amount is based upon the total estimated cost of the Collateral and financed Soft Costs (adjusted for any non - reimbursed down payments made by you) (the “Estimated Cost”), which Estimated Cost you and/or the Supplier have provided to us . If the final actual cost of the Collateral and any financed Soft Costs (the “Actual Cost”) is different than the Estimated Cost, you authorize us to adjust the Financed Amount to the Actual Cost . If we request, you agree to execute a document reflecting such adjustments and we will provide you with evidence of our cost changes requiring such adjustments if you request . You represent and warrant to us that all information conveyed to us in connection with this EFA whether by you, a guarantor, a Supplier or any other person, is true, accurate, complete and not misleading . Payments . You agree to pay us : (a) the number of payments in the amount(s) shown above (each a “Payment”) plus (b) a pro - rated payment equal to 1 / 30 th of a standard Payment times the number of days from the first funding date of the loan (the “Commencement Date”) to the first monthly due date specified by us (the “First Due Date”) . The interest rate stated above excludes this pro - rated payment and all fees . The pro - rated payment is due on the First Due Date, and the first Payment is due either in advance, on the First Due Date, or on the second Due Date, as specified by us . Subsequent Payments are due on the same day of each month thereafter (the period from the Commencement Date until full payment of your obligations, the “Term”) . All payments are due whether or not we invoice you . You authorize us to adjust the Payment amount to maintain the same interest rate stated above if the Financed Amount changes . Any amount not paid when due is subject to a late charge of the lower of 10 % of such amount or the highest amount allowed by law . Any returned check and any ACH debit that is not honored is subject to a $ 30 return fee . Amounts received under this EFA shall be applied to amounts owed as we determine . You may prepay this EFA only in accordance with the Prepayment Addendum referencing the Agreement No . above, which is made a part hereof . Security Interest . You hereby grant to us a security interest in the Collateral and all proceeds to secure all your obligations under this EFA . You irrevocably grant us the right to make such filings under the Uniform Commercial Code as we deem necessary . Obligations Absolute . We make no representation or warranty as to any matter whatsoever including the merchantability or fitness for a particular purpose of the Collateral . This EFA is irrevocable . Your obligation to pay all amounts due hereunder is absolute and unconditional and will not be subject to any reduction, setoff, defense, counterclaim, deferment or recoupment for any reason, including without limitation any defect, damage or unfitness of the Collateral or Soft Costs or the Supplier’s failure to deliver the Collateral or Soft Costs . You acknowledge you selected the Supplier, the Collateral and any Soft Costs and the Supplier is not our agent nor are we their agent . If the Collateral or any Soft Costs are unsatisfactory for any reason or are not delivered, your only remedy, if any, shall be against the Supplier and not against us . Collateral . You will use the Collateral for commercial purposes only and in compliance with law . You will not sell, transfer, or lease the Collateral or allow it to be used by anyone other than you . At your expense, you will maintain the Collateral in good operating condition and repair and keep it free and clear from all liens and encumbrances . Titled Collateral will be titled and/or registered as we direct . You will not modify or change the location of the Collateral without our prior consent and will allow us to inspect it upon request . You are responsible for any damage or destruction of the Collateral . You will at our election repair the Collateral at your expense or pay to us all amounts then due and owing plus the total of all unpaid future Payments discounted at 3% . You will indemnify and hold us, our affiliates, employees and agents harmless from and against any claims, costs, expenses, damages and liabilities, in any way relating to the Collateral . Fees & Taxes . You agree to pay when due and indemnify us from all taxes, interest and penalties relating to this EFA or the Collateral (“Taxes”) and reimburse us for those Taxes we pay on your behalf . You agree to pay us processing fees and all other fees we deem necessary . Insurance . You will maintain insurance we specify on the Collateral . If you do not provide us satisfactory proof of insurance we may, but are not required to, have such insurance placed for the Term in such form and amount as we deem reasonable to protect our interests . Such This EFA shall become effective upon your signature below; however, our obligations under this EFA shall be subject to our satisfactory receipt of all conditions specified by us, including a complete and properly executed documentation package, as determined by us. By: WS WEST LLC BY: Veg House Holdings GP Inc., its Member, By: Alexandra Hoffman, CEO. Debtor Name: ALEXANDRA HOFFMAN Member Printed Name/Title: AUTHORIZATION FOR ACH PAYMENTS : Debtor authorizes Lender or Lender’s successors and assigns to automatically initiate and make debit entry charges to Debtor’s bank account indicated below for the payment of all amounts owed by Debtor from time to time under the EFA . This Authorization is to remain in effect during the Term of the EFA and Debtor acknowledges that a revocation of this authority shall be an event of default under the Agreement . Any incorrect charge will be corrected upon notification to Lender by either a credit or debit to Debtor’s account . WS West LLC Business Acct Name: Bank of America Bank Name: 121000358 ABA No: 325114537306 Account No: Alexandra Hoffm , an CMO Printed Name / Title: Authorized Signature: THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian 3291 - 20240923

PREPAYMENT ADDENDUM Agreement No. 2804923 Customer: WS WEST LLC This Prepayment Addendum (“Addendum”) sets forth your right to prepay the transaction evidenced by the agreement identified above (“Agreement”). Capitalized terms used, but not defined, in this Addendum shall have the meaning set forth in the Agreement. Provided no default under the Agreement has occurred and is continuing as of the Prepayment Date (as defined below), you may prepay the Agreement, in whole but not in part, on any business day by paying Ascentium the “Unpaid Balance” in immediately available funds. The Unpaid Balance shall equal, as of the date of the receipt by Ascentium of the Unpaid Balance (such date, the “Prepayment Date”), the sum of (i) the Principal Balance plus (ii) the Prepayment Fee plus (iii) any Additional Amounts (each as defined below) due under the Agreement. “ Principal Balance ” means: (a) The sum of all unpaid Payments, less all unearned interest, that are due and to become due under the Agreement; plus (b) Ascentium’s unamortized initial direct costs for the transaction evidenced by the Agreement. “ Prepayment Fee ” means: (a) 5% of the Principal Balance if the Prepayment Date is on or before Ascentium’s receipt of the 12th Payment, or (b) 4% of the Principal Balance if the Prepayment Date is following Ascentium’s receipt of the 12th Payment but on or before its receipt of the 24 th Payment; or (c) 3% of the Principal Balance if the Prepayment Date is following Ascentium’s receipt of the 24 th Payment but on or before its receipt of the 36 th Payment; or (d) 2% of the Principal Balance if the Prepayment Date is following Ascentium’s receipt of the 36 th Payment but on or before its receipt of the 48 th Payment; or (e) 1% of the Principal Balance if the Prepayment Date is following Ascentium’s receipt of the 48 th Payment. “ Additional Amounts ” means (i) all other amounts (excluding Payments) due and owing under the Agreement as of the Prepayment Date, (ii) all known tax and insurance payments, if any, that we expect to pay on your behalf under the Agreement after the Prepayment Date but attributable to the period prior to the Prepayment Date, and (iii) all applicable taxes, if any, arising out of the prepayment . Ascentium shall specify the Unpaid Balance which, absent manifest error, shall be binding and conclusive . Your prepayment pursuant to this Addendum does not release you from your indemnity obligations or your obligation to reimburse us for any taxes, insurance or other expenses we pay on your behalf under the Agreement after the Prepayment Date that were not included in the Unpaid Balance calculation . Partial prepayments are not permitted . If you pay more than the current amount due under the Agreement, Ascentium may (i) apply the excess amount to the Payment(s) due at the end of the payment term or (ii) return the excess amount to you . If we apply the excess amount to Payment(s) due at the end of the term, the number of your remaining Payments will be reduced but the total amount of Payments set forth in the Agreement will not change including the interest calculated . If you desire to prepay the Agreement in full, please contact Ascentium at customerservice@ascentiumcapital . com or 866 - 846 - 3646 to receive your current Unpaid Balance . This Addendum is part of the Agreement . Except as expressly set forth in this Addendum, the Agreement remains unchanged and in full force and effect . You agree that a facsimile or other copy of this Addendum, as executed, shall be deemed the equivalent of an originally executed copy for all purposes . Very truly yours, Regions Bank d/b/a Ascentium Capital 2916 - 20240119 Docusign Envelope ID: 9F0905CE - 9F0B - 44B5 - 901E - 2B03D01B934A THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian

CUSTOMER IDENTIFICATION PROGRAM No. 2804923 IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver’s license or other identifying documents. Please enter your Date of Birth next to your name, below. ALEXANDRA HOFFMAN Docusign Envelope ID: 9F0905CE - 9F0B - 44B5 - 901E - 2B03D01B934A 10/14/1988 9:59 AM PD T 311 - 20220429 THIS IS A COPY This is a copy view of the Authoritative Copy held by the designated custodian